U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        Date of Report:  August 25, 2005

                           ISA INTERNATIONALE INC.
           (Exact name of registrant as specified in its charter)

       Delaware                 001-16423                41-1925647
(State of incorporation) (Commission File Number)  (IRS Employer Id. No.)

2560 Rice Street          St. Paul, MN                     55113
(Mailing address of principal executive offices)        (Zip Code)

Registrant's telephone number         (651) 483-3114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17CFR240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17CFR240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 1 CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02 Departure of Directors or Principal Officers

August 25, 2005
ISA INTERNATIONALE INC. (OTCBB: ISAT) announced today that Roger Garmann has resigned from the Board of Directors of the Company effective August 22, 2005 for personal reasons. There were no disagreements between Mr. Garmann and the registrant. The Company thanks Roger Garmmann for his five years of service as an outside director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 25, 2005

ISA INTERNATIONALE INC.

By /s/ Bernard L. Brodkorb
       President and CEO